                                                                     Exhibit 4.7

                         TRUST SUPPLEMENT NO. 2000-1B
                                      TO
                         PASS THROUGH TRUST AGREEMENT


                           Dated as of July 31, 2000

                                    between

                            UNITED AIR LINES, INC.

                                      and

                      STATE STREET BANK AND TRUST COMPANY
                     OF CONNECTICUT, NATIONAL ASSOCIATION,
                                  as Trustee



                           =========================



                                 $200,309,000

      United Airlines Enhanced Pass Through Certificates, Series 2000-1B

                         TRUST SUPPLEMENT NO.  2000-1B

                           Dated as of July 31, 2000

              Enhanced Pass Through Certificates, Series 2000-1B

                          ---------------------------

                               Table of Contents

                          ---------------------------

                                                                            Page
                                                                            ----
                          ARTICLE I DECLARATION OF TRUST..................    2
           Section 1.01.  Declaration of Trust............................    2

                          ARTICLE II THE CERTIFICATES.....................    2
           Section 2.01.  The Certificates................................    2

                          ARTICLE III DEFINITIONS.........................    3
           Section 3.01.  Definitions.....................................    3

                          ARTICLE IV THE TRUSTEE..........................    4
           Section 4.01.  The Trustee.....................................    4

                          ARTICLE V MISCELLANEOUS PROVISIONS..............    4
           Section 5.01.  Basic Agreement Ratified........................    4
           Section 5.02.  GOVERNING LAW...................................    4
           Section 5.03.  Execution in Counterparts.......................    4

Exhibit A  Form of Certificate
Exhibit B  DTC Letter of Representations
Exhibit C  Scheduled Payments of Principal on Class B Certificates
Exhibit D  Trust Owned Notes, Principal Amounts and Maturities
Exhibit E  Aircraft, Registration Numbers and Maturities
Exhibit F  Note Documents

                          TRUST SUPPLEMENT NO. 2000-1B

          This Trust Supplement No. 2000-1B, dated as of July 31, 2000 (herein called the "Trust Supplement"), between United Air Lines, Inc., a Delaware corporation (the "Company"), and State Street Bank and Trust Company of Connecticut, National Association, a national banking association (the "Trustee"), to the Pass Through Trust Agreement, dated as of July 31, 2000 (the "Basic Agreement"), between the Company and the Trustee.

          WHEREAS, the Basic Agreement, which is unlimited as to the aggregate principal amount of Certificates that may be issued thereunder, has heretofore or concurrently herewith been executed and delivered;

          WHEREAS, pursuant to each Owned Aircraft Indenture with respect to the thirteen Owned Aircraft, United proposes to issue on a recourse basis the United Equipment Notes to refinance its current indebtedness originally incurred to finance the Owned Aircraft;

          WHEREAS, pursuant to each Leased Aircraft Indenture with respect to the six Leased Aircraft, (i) the related Owner Trustees have issued on a nonrecourse basis Leased Equipment Notes and the current holders of such notes propose to sell such notes to AFE Trust and (ii) AFE Trust proposes to issue on a nonrecourse basis the AFE Notes to refinance the current indebtedness originally incurred to finance the purchase of the Leased Aircraft;

          WHEREAS, pursuant to the 747 Leased Aircraft Indenture with respect to the one 747 Leased Aircraft, the related Owner Trustee proposes to issue on a nonrecourse basis the 747 Leased Equipment Notes to refinance its current indebtedness originally incurred to finance the 747 Leased Aircraft;

          WHEREAS, the Trustee intends to declare the creation of this 2000-1B Trust (the "Class B Trust") for the benefit of the Certificateholders of the Class B Certificates to be issued in respect of such Class B Trust, and the initial Certificateholders of the Class B Certificates, as grantors of such Class B Trust, by their respective acceptances of the Class B Certificates, shall join in the creation of the Class B Trust with the Trustee;

          WHEREAS, all Certificates to be issued by the Class B Trust will evidence fractional undivided interests in the Class B Trust created hereby and will convey no rights, benefits or interests in respect of any property other than the Trust Property of the Class B Trust;

          WHEREAS, pursuant to the terms and conditions of the Basic Agreement, as supplemented by this Trust Supplement, and the Note Purchase Agreements, the Trustee on behalf of the Class B Trust shall purchase the Series B AFE Note issued by AFE Trust, the Series B United Equipment Notes issued by the Company, and the Series B 747 Leased Equipment Note issued by the Owner Trustee under the 747 Leased Aircraft Indenture, in each case having the identical interest rate as, and final maturity dates not later than the final Regular Distribution Date of, the Class B

Certificates issued hereunder and shall hold such Notes in trust for the benefit of the Class B Certificateholders;

          WHEREAS, all of the conditions and requirements necessary to make this Trust Supplement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Trust Supplement in the form and with the terms hereof have been in all respects duly authorized;

          NOW, THEREFORE, in consideration of the premises herein, it is agreed between the Company and the Trustee as follows:


                                   ARTICLE I
                             DECLARATION OF TRUST

          Section 1.01 Declaration of Trust. The Trustee hereby declares the creation of this Class B Trust for the benefit of the Certificateholders of the Certificates issued hereunder, and the initial Certificateholders, as the grantors of the Class B Trust, by their respective acceptances of the Certificates issued hereunder, join in the creation of this Class B Trust with the Trustee.


                                  ARTICLE II
                               THE CERTIFICATES

          Section 2.01 The Certificates. There is hereby created a class of Certificates to be issued under the Agreement, designated and to be distinguished and known as "United Airlines Enhanced Pass Through Certificates, Series 2000-1B" (the "Class B Certificates"). Each Certificate represents a Fractional Undivided Interest in the Class B Trust created hereby. The terms and conditions applicable to the Class B Certificates are as follows:

          1. The maximum aggregate principal amount of the Class B Certificates that shall be authenticated under the Agreement (except for Class B Certificates authenticated and delivered pursuant to Sections 3.04, 3.07 and 3.10 of the Basic Agreement) upon their initial issuance is $200,309,000.

          2.  The Cut-off Date is July 31, 2000.

          3. The Regular Distribution Dates with respect to any payment of Scheduled Payments means each January 1 and July 1, commencing on January 1, 2001 and ending July 1, 2011.

          4. The Special Distribution Dates with respect to the Class B Certificates are any Business Day on which a Special Payment is to be distributed pursuant to the Agreement.

          5. The Class B Certificates shall be in the form attached hereto as Exhibit A, shall be Global Certificates and shall be subject to the conditions set forth in the Letter of Representations between the Company and The Depository Trust Company, as initial Clearing Agency, attached hereto as Exhibit B.

          6. The Scheduled Payments of principal shall be as set forth in Exhibit E.

          7. The proceeds of the Class B Certificates issued under the Class B Trust shall be used to purchase the Trust Owned Notes described in Exhibit D.

          8. The Trust Owned Notes described in paragraph 7 relate to the Aircraft listed in Exhibit E.

          9.  The related Note Documents are listed in Exhibit F.

          10. The Class B Certificates shall bear the following legend:

          EITHER: (A) THE HOLDER IS NOT ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN WITH PLAN ASSETS OF ANY PLAN OR AN INDIVIDUAL RETIREMENT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"); OR (B) THE HOLDER'S PURCHASE AND HOLDING OF THIS CERTIFICATE OR AN INTEREST HEREIN IS EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF
          SECTION 406(A) OF ERISA AND SECTION 4975 OF THE CODE BY AN ADMINISTRATIVE CLASS PROHIBITED TRANSACTION EXEMPTION GRANTED BY THE DEPARTMENT OF LABOR.

          11. The Class B Certificates shall have the benefit of the Class B Liquidity Facility.


                                  ARTICLE III
                                  DEFINITIONS

          Section 3.01 Definitions. Unless otherwise specified herein, capitalized terms used herein without definition shall have the respective meanings specified heretofore in the Basic Agreement or in the Intercreditor Agreement.

                                  ARTICLE IV
                                  THE TRUSTEE

          Section 4.01 The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Trust Supplement or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

          Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed by the Trustee by reason of this Trust Supplement other than as set forth in the Basic Agreement, and this Trust Supplement is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Basic Agreement, upon the effectiveness thereof, as fully to all intents as if the same were herein set forth at length.


                                   ARTICLE V
                           MISCELLANEOUS PROVISIONS

          Section 5.01 Basic Agreement Ratified. Except and so far as herein expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument.

          Section 5.02 GOVERNING LAW. THIS TRUST SUPPLEMENT AND THE CLASS B CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 5.03 Execution in Counterparts. This Trust Supplement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Trustee have caused this Trust Supplement to be duly executed by their respective officers thereto duly authorized, as of the day and year first written above.


                              UNITED AIR LINES, INC.



                              By:
                                 ----------------------------
                                 Name:
                                 Title:

                                      S-1           TRUST SUPPLEMENT NO. 2000-1B

                                    STATE STREET BANK AND TRUST COMPANY OF
                                    CONNECTICUT, NATIONAL ASSOCIATION,
                                    as Trustee


                                    By:
                                       -----------------------------
                                          Name:
                                          Title:

                                    TRUST SUPPLEMENT NO. 2000-1B

                                    EXHIBIT A
                                    ---------

                              FORM OF CERTIFICATE


                              CLASS B CERTIFICATE


                            REGISTERED $200,309,000
                         Fractional Undivided Interest
                                   No. R - 1
                              CUSIP NO. 909317AT6


     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 3.05 AND 3.06 OF THE PASS THROUGH TRUST AGREEMENT REFERRED TO HEREIN.

     EITHER: (A) THE HOLDER IS NOT ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN WITH PLAN ASSETS OF ANY PLAN OR AN INDIVIDUAL RETIREMENT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"); OR (B) THE HOLDER'S PURCHASE AND HOLDING OF THIS CERTIFICATE OR AN INTEREST HEREIN IS EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF SECTION 406(A) OF ERISA AND SECTION 4975 OF THE CODE

BY AN ADMINISTRATIVE CLASS PROHIBITED TRANSACTION EXEMPTION GRANTED BY THE
                             DEPARTMENT OF LABOR.
         UNITED AIRLINES 2000-1B ENHANCED PASS THROUGH TRUST
                         UNITED AIRLINES ENHANCED PASS
                      THROUGH CERTIFICATE, SERIES 2000-1B

             Final Expected Regular Distribution Date: July 1, 2011

evidencing a fractional undivided interest in a trust, the property of which includes certain equipment notes each secured by an Aircraft owned by or leased to United Air Lines, Inc. and a promissory note issued by AFE Trust ("AFE Note").

          THIS CERTIFIES THAT CEDE & CO., for value received, is the registered owner of a TWO HUNDRED MILLION, THREE HUNDRED NINE THOUSAND DOLLARS ($200,309,000) Fractional Undivided Interest in the United Airlines 2000-1B Pass Through Trust (the "Trust") created by State Street Bank and Trust Company of Connecticut, National Association, as trustee (the "Trustee") pursuant to a Pass Through Trust Agreement, dated as of July 31, 2000 (the "Basic Agreement"), as supplemented by Trust Supplement No. 2000-1B (collectively, the "Agreement") between the Trustee and United Air Lines, Inc., a Delaware corporation (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "United Airlines Enhanced Pass Through Certificates, Series 2000-1B" (the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement.

          By virtue of its acceptance hereof, the Certificateholder of this Certificate assents to and agrees to be bound by the provisions of the Agreement, the Intercreditor Agreement and the Note Purchase Agreements. The property of the Trust includes (i) certain Equipment Notes, the AFE Note and all monies at any time paid thereon and all monies due and to become due thereunder, (ii) funds from time to time deposited in the related Escrow Account, the related Certificate Account and the related Special Payments Account, (iii) all rights of such Trust and the Trustee, on behalf of such Trust, under the Intercreditor Agreement and the Note Purchase Agreements, including all rights to receive certain payments thereunder and all monies paid to such Trustee on behalf of such Trust pursuant to the Intercreditor Agreement and the Note Purchase Agreements and (iv) all monies receivable by the Subordination Agent under the Liquidity Facilities for the Trust (the "Trust Property"). Each issue of the Trust Owned Notes is secured directly or indirectly by, among other things, a security interest in the Aircraft leased to or owned by the Company.

          The Certificates represent Fractional Undivided Interests in the Trust, all other trusts of the same class and the Trust Property, and have no rights, benefits or interest in respect of any assets or property of any trust of another class.

          Interest applicable to this Certificate will be payable at a rate equal to 8.030%.

          Subject to and in accordance with the terms of the Agreement, the Intercreditor Agreement and the Note Purchase Agreements, from and to the extent of funds then available to the Trustee, there shall be distributed on each January 1 and July 1 (a "Regular Distribution Date"), commencing on January 1, 2001, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding such Regular Distribution Date, an amount in respect of the Scheduled Payments on the Trust Owned Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement, the Intercreditor Agreement and the Note Purchase Agreements, if Special Payments on the Trust Owned Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special Distribution Date, an amount in respect of such Special Payments on the Trust Owned Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the next Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate.

          Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate shall be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

          THE AGREEMENT AND THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER OF THIS CERTIFICATE UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Reference is hereby made to the further provisions of this Certificate set forth in the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Certificate to be duly executed.


                                    UNITED AIRLINES 2000-1B PASS
                                    THROUGH TRUST

                                    By:  STATE STREET BANK AND TRUST COMPANY OF
                                    CONNECTICUT, NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely as
                                    Trustee



Dated:_________________________     By:______________________________________

                                       Name:_________________________________

                                       Title:________________________________

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the Certificates referred to in the within-mentioned Trust Agreement.


State Street Bank and Trust Company           State Street Bank and Trust
of Connecticut, National Association,         Company of Connecticut, National
not in its individual capacity but            Association, not in its individual
solely as Trustee                             capacity but solely as Trustee

By:______________________                     By:___________________________
                                                    Authenticating Agent

                                              By:___________________________

                           [REVERSE OF CERTIFICATE]


     The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Trustee or any of their Affiliates. The Certificates are limited in right or payment, all as more specifically set forth on the face hereof and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it shall look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Cumulative Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar, at its Corporate Trust Office, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust shall be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $1,000 Fractional Undivided Interest and integral multiples of $1,000 in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Trustee shall require payment by the Certificateholder of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Trustee, the Registrar, and any agent of the Trustee or the Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

                            FORM OF TRANSFER NOTICE


     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.


--------------------------------------------------------------------------------
please print or typewrite name and address including zip code of assignee


--------------------------------------------------------------------------------
the within Certificate and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
attorney to transfer said Certificate on the books of the Trustee with full power of substitution in the premises.



Date:                                     [Name of Transferor]


                                          --------------------------------------

                                          NOTE:  The signature must correspond
                                          with the name as written upon the face
                                          of the within-mentioned instrument in
                                          every particular, without alteration
                                          or any change whatsoever.


Signature Guarantee:
                    --------------------

                                   EXHIBIT B
                                   ---------

                         DTC LETTER OF REPRESENTATIONS

                                   EXHIBIT C
                                  ----------

                        SCHEDULED PAYMENTS OF PRINCIPAL
                            ON CLASS B CERTIFICATES


               Payment Date                   Principal Payment

                                   EXHIBIT D
                                   ---------

                               TRUST OWNED NOTES
                       PRINCIPAL AMOUNTS AND MATURITIES

     Trust Owned Notes          Principal Amount          Maturity
     -----------------          ----------------          --------

                                   EXHIBIT E
                                   ---------

                 AIRCRAFT, REGISTRATION NUMBERS AND MATURITIES

                                 Aircraft
                               Registration
     Aircraft                     Number                        Maturity
     --------                  ------------                     --------

                                   EXHIBIT F
                                   ---------

                                NOTE DOCUMENTS

                          Aircraft
    Aircraft            Registration
     Owned                 Number                     Note Document
----------------        ------------       -----------------------------------
Airbus A320-232         N454UA             Participation Agreement
                                           Trust Indenture and Mortgage
                                           Equipment Note, Series A-1
                                           United Equipment Note, Series A-2
                                           United Equipment Note, Series B

Airbus A320-232         N455UA             Participation Agreement
                                           Trust Indenture and Mortgage
                                           United Equipment Note, Series A-1
                                           United Equipment Note, Series A-2
                                           United Equipment Note, Series B

Airbus A320-232         N456UA             Participation Agreement
                                           Trust Indenture and Mortgage
                                           United Equipment Note, Series A-1
                                           United Equipment Note, Series A-2
                                           United Equipment Note, Series B

Airbus A320-232         N457UA             Participation Agreement
                                           Trust Indenture and Mortgage
                                           United Equipment Note, Series A-1
                                           United Equipment Note, Series A-2
                                           United Equipment Note, Series B

Airbus A320-232         N458UA             Participation Agreement
                                           Trust Indenture and Mortgage
                                           United Equipment Note, Series A-1
                                           United Equipment Note, Series A-2
                                           United Equipment Note, Series B

Airbus A320-232         N459UA             Participation Agreement
                                           Trust Indenture and Mortgage
                                           United Equipment Note, Series A-1
                                           United Equipment Note, Series A-2
                                           United Equipment Note, Series B

                          Aircraft
                        Registration
    Aircraft               Number                     Note Document
----------------        ------------       -----------------------------------
Boeing 757-222          N596UA             Participation Agreement
                                           Trust Indenture and Mortgage
                                           United Equipment Note, Series A-1
                                           United Equipment Note, Series A-2
                                           United Equipment Note, Series B

Boeing 767-322ER        N673UA             Participation Agreement
                                           Trust Indenture and Mortgage
                                           United Equipment Note, Series A-1
                                           United Equipment Note, Series A-2
                                           United Equipment Note, Series B

Boeing 767-322ER        N674UA             Participation Agreement
                                           Trust Indenture and Mortgage
                                           United Equipment Note, Series A-1
                                           United Equipment Note, Series A-2
                                           United Equipment Note, Series B

Boeing 777-222ER        N207UA             Participation Agreement
                                           Trust Indenture and Mortgage
                                           United Equipment Note, Series A-1
                                           United Equipment Note, Series A-2
                                           United Equipment Note, Series B

Boeing 777-222ER        N208UA             Participation Agreement
                                           Trust Indenture and Mortgage
                                           United Equipment Note, Series A-1
                                           United Equipment Note, Series A-2
                                           United Equipment Note, Series B

Boeing 777-222ER        N209UA             Participation Agreement
                                           Trust Indenture and Mortgage
                                           United Equipment Note, Series A-1
                                           United Equipment Note, Series A-2
                                           United Equipment Note, Series B

Boeing 777-222ER        N210UA             Participation Agreement

                                           Trust Indenture and Mortgage
                                           United Equipment Note, Series A-1
                                           United Equipment Note, Series A-2
                                           United Equipment Note, Series B


                          Aircraft
    Aircraft            Registration
     Leased                Number                     Note Document
----------------        ------------       -----------------------------------
Boeing 747-422          N171UA             Participation Agreement, as amended
                                           First Amended and Restated Trust
                                             Indenture and Security Agreement
                                           Lease Agreement, as amended
                                           747 Leased Equipment Note, Series A-1
                                           747 Leased Equipment Note, Series B
                                           747 Leased Equipment Note, Series C-2


Boeing 757-222          N567UA             AFE Note Purchase Agreement
                                           AFE Indenture
                                           Each Confirmation
                                           AFE Note, Series A-1
                                           AFE Note, Series A-2
                                           AFE Note, Series B
                                           AFE Note, Series C

Boeing 757-222          N568UA             AFE Note Purchase Agreement
                                           AFE Indenture
                                           Each Confirmation
                                           AFE Note, Series A-1
                                           AFE Note, Series A-2
                                           AFE Note, Series B
                                           AFE Note, Series C

Boeing 757-222          N569UA             AFE Note Purchase Agreement
                                           AFE Indenture
                                           Each Confirmation
                                           AFE Note, Series A-1
                                           AFE Note, Series A-2
                                           AFE Note, Series B
                                           AFE Note, Series C

Boeing 757-222          N570UA             AFE Note Purchase Agreement
                                           AFE Indenture

                                           Each Confirmation
                                           AFE Note, Series A-1
                                           AFE Note, Series A-2
                                           AFE Note, Series B
                                           AFE Note, Series C


                          Aircraft
    Aircraft            Registration
     Leased                Number                     Note Document
----------------        ------------       -----------------------------------
Boeing 757-222          N571UA             AFE Note Purchase Agreement
                                           AFE Indenture
                                           Each Confirmation
                                           AFE Note, Series A-1
                                           AFE Note, Series A-2
                                           AFE Note, Series B
                                           AFE Note, Series C

Boeing 757-222          N572UA             AFE Note Purchase Agreement
                                           AFE Indenture
                                           Each Confirmation
                                           AFE Note, Series A-1
                                           AFE Note, Series A-2
                                           AFE Note, Series B
                                           AFE Note, Series C